BASIC AND DILUTED NET INCOME PER SHARE (Schedule of Basic Income per Share) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Numerator:
Net income	$ 25,794	$ 9,954	$ 6,635
Dividends accumulated for the period		(3,815)	(4,879)
Net income available to shareholders of ordinary shares	$ 25,794	$ 6,139	$ 1,756
Denominator:
Shares used in computing net income per ordinary shares, basic	32,124,772	13,335,059	6,900,433